Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350 (adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002), I, the undersigned President and Chief Executive Officer of Dakota Growers Pasta Company, Inc. (the “Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended April 30, 2009 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: June 12, 2009

/s/ Timothy J. Dodd

Timothy J. Dodd
President and Chief Executive Officer